UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  July 2, 2019

DPW HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Shipyard Way, Suite E, Newport Beach, CA 92663

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DPW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On July 2, 2019, at the 2019 Annual Meeting of Stockholders (the “Meeting”) of DPW Holdings, Inc. (the “Company”), the Company’s stockholders voted on the following proposals:

Proposal One: The election of six directors named by the Company.

	For	Against	Withheld	Broker Non-Votes
Milton Ault, III	5,988,227	0	1,778,416	17,419,480
William B Horne	4,333,999	0	3,432,644	17,419,480
Amos Kohn	3,836,628	0	3,930,015	17,419,480
Robert O. Smith	3,965,354	0	3,801,289	17,419,480
Moti Rosenberg	3,972,586	0	3,794,057	17,419,480
Jeffrey A. Bentz	3,996,750	0	3,769,893	17,419,480

Proposal Two: The ratification of Marcum LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

For	Against	Abstain	Broker Non-Votes
21,890,391	1,855,863	1,439,869	0

Proposal Three: On a non-binding advisory basis, the compensation of the Company’s named executive officers (“Say-On-Pay”).

For	Against	Abstain	Broker Non-Votes
5,054,649	2,136,984	575,010	17,419,480

Proposal Four: The frequency of the Say-on-Pay advisory vote on executive compensation.

In a non-binding advisory vote on the frequency of future Say-on-Pay votes held at the Meeting, 3,984,802 shares voted for one year, 420,693 shares voted for two years, 2,638,533 shares voted for three years, 722,615 shares were withheld and there were 17,419,480 broker non-votes. The Company has considered the outcome of this advisory vote and has determined, as was recommended with respect to this proposal by the Company’s board of directors in the proxy statement for the Meeting, that the Company will hold future Say-on-Pay votes every three years until the occurrence of the next advisory vote on the frequency of Say-on-Pay votes. The next advisory vote regarding the frequency of Say-on-Pay votes is required to occur no later than the Company’s 2025 Annual Meeting of Stockholders.

Proposal Five: An amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of its Class A Common Stock by a ratio of not less than one-for-5 and not more than one-for-40 at any time prior to July 1, 2020, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion.

The Company adjourned the meeting with respect to Proposal 5 for the limited purpose of allowing additional time for stockholders to vote on the proposal.

Although Proposal 5 has exceeded 64% approval of the votes cast, approval of more than 50% of all of the Company’s outstanding shares of common stock is necessary for the proposal to be approved. While the votes cast prior to adjournment strongly favored the proposal, approximately 12,558,782 shares remained unvoted on this proposal.

Based on the total votes cast prior to adjournment, the Board elected to withdraw Proposal 5 and adjourn the Meeting until 9:00 a.m. (Pacific Time) on July 19, 2019 for the sole purpose of allowing additional time for stockholders to vote on Proposal 5.

Proposal Six: Pursuant to the Nisser Employment Agreement (as defined in the proxy statement filed with the Securities and Exchange Commission on June 7, 2019) dated April 12, 2019 (as subsequently amended), the issuance of 250,000 shares of Common Stock, 50% of which shall vest upon the effective date of such agreement, with the remainder vesting ratably over 48 months beginning on June 1, 2019, and the grant of options, and the underlying shares of common stock issuable thereunder, to purchase 750,000 shares of common stock at an exercise price of $0.22, which shall vest ratably over 48 months, in order to comply with listing Rule 711 of the NYSE American.

For	Against	Abstain	Broker Non-Votes
4,937,104	2,213,577	615,962	17,419,480

Proposal Seven: An amendment to the DPW Holdings, Inc. 2018 Stock Incentive Plan, as amended and restated as of May 13, 2019.

The Company adjourned the meeting with respect to Proposal 7 for the limited purpose of allowing additional time for stockholders to vote on the proposal.

Of the votes cast at the Meeting, 2,554,335 shares voted for the proposal, 4,998,675 shares voted against the proposal, 213,633 shares abstained and there were 17,419,480 broker non-votes. Approval of a majority of the shares of the Company's Common Stock present in person or by proxy and voting at the Meeting is necessary for the proposal to be approved. While the votes cast prior to adjournment did not favor the proposal, approximately 12,558,782 shares remained unvoted on this proposal.

Based on the total votes cast prior to adjournment, the Board elected to withdraw Proposal 7 and adjourn the Meeting until 9:00 a.m. (Pacific Time) on July 19, 2019 for the sole purpose of allowing additional time for stockholders to vote on Proposal 7.

ITEM 8.01.  OTHER EVENTS

As reported above under Item 5.07, the adjourned Meeting will be reconvened on July 19, 2019 at 9:00 a.m. (Pacific Time) for the sole purpose of allowing additional time for stockholders to vote on Proposals 5 and 7 (the “Reconvened Meeting”).  The location of the Reconvened Meeting will be announced as soon as practicable.

ITEM 7.01	REGULATION FD DISCLOSURE

On July 2, 2019, the Company issued a press release announcing the results of the Meeting and the adjournment of the Meeting with respect to Proposals 5 and 7, which press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information under this item, Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press Release dated July 2, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPW HOLDINGS, INC.

Dated: July 2, 2019	/s/ Milton C. Ault, III
Milton C. Ault, III Chief Executive Officer